   As filed with the Securities and Exchange Commission on September 17, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 14, 2001



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                       22-1867895
   --------                          ------                       ----------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


            165 Mason Street, P.O. Box 2518, Greenwich, CT 06836-2518
            ---------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1      Press Release dated September 14, 2001

Item 9. Regulation FD Disclosure

Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the Company's estimated losses resulting from the September 11, 2001 attack on the World Trade Center. The press release was issued on September 14, 2001. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: September 17, 2001



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                                  EXHIBIT INDEX


Exhibit:
--------

99.1      Press Release dated September 14, 2001